                          ANNUAL REPORT JULY 31, 1999

                                  OPPENHEIMER

                                   MUNICIPAL
                                   BOND FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An interview with
   your Fund's
   Manager

10 Fund Performance
--------------------------
14 Financial
   Statements

37 Independent
   Auditors' Report
--------------------------
38 Federal
   Income Tax
   Information

39 Officers and
   Trustees

40 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- IN STARK CONTRAST TO U.S. TREASURY SECURITIES, municipal bond prices were generally stable throughout the reporting period.

- OUR RESEARCH-INTENSIVE SECURITY SELECTION STRATEGY helped us find areas of opportunity.

AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 7/31/99

CLASS A
Without                With
Sales Chg.(1)          Sales Chg.(2)
------------------------------------
2.57%                  -2.31%
------------------------------------

CLASS B
Without                With
Sales Chg.(1)          Sales Chg.(2)
------------------------------------
1.78%                  -3.10%
------------------------------------

CLASS C
Without                With
Sales Chg.(1)          Sales Chg.(2)
------------------------------------
1.78%                  0.80%
------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                       2 Oppenheimer Municipal Bond Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Municipal Bond Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

    On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

    The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

    Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

    In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                                                                  (over, please)

                       3 Oppenheimer Municipal Bond Fund

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

    One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

    Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
August 20, 1999


                        4 Oppenheimer Municipal Bond Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
(Portfolio Manager)
Caryn Halbrecht
Jerry Webman

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER MUNICIPAL BOND FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED JULY 31, 1999?

We are generally pleased with the Fund's performance over the fiscal year. We attribute the Fund's performance to our conservative investment strategy in a rapidly changing investment environment. In fact, market conditions during the final six months of 1998 and the first half of 1999 were, in many respects, direct opposites of each other. The final six months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, the first half of 1999 saw signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

HOW DID THESE ECONOMIC CONDITIONS AFFECT THE U.S. MUNICIPAL BOND MARKET?

In stark contrast to the volatile prices of U.S. Treasury securities, municipal bonds were generally stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.

                        5 Oppenheimer Municipal Bond Fund

"MUNICIPAL BONDS ENDURED SIGNIFICANTLY LESS VOLATILITY THAN OTHER HIGH-QUALITY, FIXED INCOME SECURITIES OVER THE PAST YEAR."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply. As the economy grew stronger, many investors regained their confidence and sold their Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds generally provided higher total returns than U.S. Treasuries.

    In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in the United States reduced many states and municipalities' need to borrow, leading to a diminished supply of tax-exempt bonds. In fact, approximately 23% fewer municipal bonds were issued during the first six months of 1999 than in the same period one year earlier. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of municipal bond prices and yields.

DID YOU FIND COMPELLING VALUES IN THIS MARKET ENVIRONMENT?

Yes. In the fourth quarter of 1998, long-term, tax-exempt municipal bond yields were actually slightly higher than yields of long-term, taxable U.S. Treasury securities. In effect, most investors who purchased municipal bonds at that time generally received the tax advantages for free. By mid-1999, municipal bond yields decreased to approximately 91% of comparable Treasury yields. While this represented a substantial narrowing of the yield relationship between tax-exempt and taxable bonds, we believe that, compared to historical norms, municipal bonds continue to provide excellent after-tax values.

                        6 Oppenheimer Municipal Bond Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 6/30/99(1)

CLASS A
1 year     5 year       10 Year
------------------------------------
-2.39%     5.87%        6.55%
------------------------------------

CLASS B
                        Since
1 year     5 year       Inception
------------------------------------
-3.09%     5.74%        4.85%
------------------------------------

CLASS C
                        Since
1 year     5 year       Inception
------------------------------------
0.81%      N/A          5.81%
------------------------------------

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We attempted to invest in tax-exempt securities while managing the risks of changing interest rates. Throughout the one-year reporting period, we emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. Conversely, we tried to avoid those sectors that we believed would benefit least. This strategy led us to areas of opportunity such as retirement villages and adult living facilities. These residential housing projects have issued tax-exempt bonds to meet rising demands of a growing population of aging Americans who want amenities tailored to their lifestyles.

    Our strategy also led us to avoid certain issuers, such as health care facilities that are subject to financial pressures because of a currently unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industry-wide deregulation.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/27/76. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 3/16/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                       7 Oppenheimer Municipal Bond Fund

STANDARDIZED YIELDS(2)
For the 30 Days Ended 7/31/99
------------------------------------
CLASS A                        4.61%
------------------------------------
CLASS B                        4.05
------------------------------------
CLASS C                        4.05
------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

In addition, throughout the reporting period, we maintained a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from the brunt of the interest-rate risks affecting investors who had previously adopted a longer, more aggressive, duration strategy.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET AND THE FUND?

We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, states and municipalities have benefited greatly from the recent strength of the U.S. economy, which has enabled many of them to put their fiscal houses in good order. This should help reduce the risk of potential defaults.

2. Standardized yield is based on net investment income for the 30-day period ended July 31, 1999. Falling share prices will tend to artificially raise yields.


                       8 Oppenheimer Municipal Bond Fund

CREDIT ALLOCATION(3)
[PIE CHART]

- AAA           42.9%
- AA             7.4
- A             14.9
- BBB           24.5
- BB             8.9
- B              1.4

On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk-averse strategies make Oppenheimer Municipal Bond Fund an important part of The Right Way to Invest.

TOP FIVE INDUSTRIES (Percentages of invested assets) (4)
------------------------------------------------------------------------
Corporate Backed                                                22.5%
------------------------------------------------------------------------
Electric Utilities                                              13.3
------------------------------------------------------------------------
Highways                                                        13.3
------------------------------------------------------------------------
Single Family Housing                                            8.7
------------------------------------------------------------------------
General Obligation                                               7.7
------------------------------------------------------------------------

3. Portfolio data are as of July 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 9.45% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.
4. Industry weightings are as of July 31, 1999, and are subject to change.

                       9 Oppenheimer Municipal Bond Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

    - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended July 31, 1999, Oppenheimer Municipal Bond Fund performed relatively well, despite the fact that the overall bond market weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax-exempt bond issues relative to robust demand from investors seeking to manage their income tax liabilities. This reduction in issuance was primarily a result of strong economic conditions throughout the United States, which helped curtail states and municipalities' need to borrow. In this environment, the Fund continued to adhere to its longstanding strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.

    - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until July 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on March 16, 1993, and in the case of Class C shares, from the inception of the class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on

                       10 Oppenheimer Municipal Bond Fund

Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

    Because the Fund invests in a variety of municipal securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

                       11 Oppenheimer Municipal Bond Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Municipal Bond Fund (Class A) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer Municipal   Lehman Brothers Municipal
              Bond Fund (Class A)          Bond Index
12/31/88        $  9,525                  $ 10,000
12/31/89          10,423                    11,079
12/31/90          11,041                    11,886
12/31/91          12,379                    13,329
12/31/92          13,517                    14,504
12/31/93          15,381                    16,286
12/31/94          13,968                    15,444
12/31/95          16,522                    18,140
 7/31/96(1)       16,648                    18,222
 7/31/97          18,474                    20,091
 7/31/98          19,499                    21,295
 7/31/99          19,999                    21,908

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/99 (2)
1 YEAR    -2.31%           5 YEAR    5.46%             10 YEAR    6.44%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Municipal Bond Fund (Class B) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer Municipal   Lehman Brothers Municipal
              Bond Fund (Class B)          Bond Index
 3/16/93           $ 10,000                $ 10,000
12/31/93             10,839                  10,826
12/31/94              9,765                  10,267
12/31/95             11,455                  12,059
 7/31/96(1)          11,504                  12,113
 7/31/97             12,659                  13,355
 7/31/98             13,260                  14,156
 7/31/99             13,496                  14,563

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/99(3)
1 YEAR    -3.10%           5 YEAR    5.35%      LIFE    4.81%

                       12 Oppenheimer Municipal Bond Fund

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Municipal Bond Fund (Class C) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]


              Oppenheimer Municipal   Lehman Brothers Municipal
               Bond Fund (Class C)          Bond Index
 8/29/95            $ 10,000                $ 10,000
12/31/95              10,564                  10,479
 7/31/96(1)           10,606                  10,526
 7/31/97              11,669                  11,605
 7/31/98              12,223                  12,301
 7/31/99              12,440                  12,655

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/99(4)
1 YEAR     0.80%           LIFE     5.72%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/88 for Class A, 3/31/93 for Class B and 8/31/95 for Class C.

1 The Fund changed its fiscal year end from December 31 to July 31.

2. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

3. Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% sales charge.

4. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                       13 Oppenheimer Municipal Bond Fund

STATEMENT OF INVESTMENTS July 31, 1999

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
=================================================================================================
MUNICIPAL BONDS AND NOTES--101.3%
-------------------------------------------------------------------------------------------------
ALABAMA--1.2%
Huntsville, AL HCF Authority RB, Prerefunded,
Series B, MBIA Insured, 6.625%, 6/1/23            Aaa/AAA           $ 7,235,000      $  8,054,508
-------------------------------------------------------------------------------------------------
ARIZONA--0.9%
Central AZ Irrigation & Drainage District
GORB, Series A, 6%, 6/1/13                        NR/NR               1,080,950           979,784
-------------------------------------------------------------------------------------------------
Peoria, AZ IDAU RRB, Sierra Winds Life,
Series A, 6.375%, 8/15/29(1)                      NR/NR               5,000,000         4,837,950
                                                                                     ------------
                                                                                        5,817,734

-------------------------------------------------------------------------------------------------
CALIFORNIA--13.6%
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien,
Series A, 6.50%, 1/1/32                           Baa3/BBB-/BBB      10,500,000        11,742,675
-------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.65%, 8/1/14                Aa2/AA-             5,000,000         5,259,350
-------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25            Aa2/AA-             4,860,000         5,111,213
-------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.575%, 11/1/15(2)               A1/NR               1,500,000         1,438,125
-------------------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency CA Toll
Road RRB, 5.75%, 1/15/40                          Baa3/BBB-/BBB       5,750,000         5,719,410
-------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07        NR/A-                 500,000           540,010
-------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease
RRB, 5.65%, 8/1/17                                Ba2/BB             10,000,000         9,719,600
-------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB,
Facilities Sublease-International Airport
Project, 6.35%, 11/1/25                           Baa3/BBB-           8,930,000         9,378,643
-------------------------------------------------------------------------------------------------
Palmdale, CA Community RA SFM RRB,
Escrowed to Maturity, Series A, 8%, 3/1/16        Aaa/NR/A+           5,000,000         6,486,900
-------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity,
Series A, 8.30%, 6/1/13                           Aaa/AAA             7,000,000         9,114,630
-------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                           Aaa/AAA             6,000,000         7,525,800
-------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.97%,
6/1/19(2)                                         Aaa/AAA/AAA         6,000,000         6,202,500
-------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien,
Prerefunded, 6.75%, 1/1/32                        Aaa/AAA/AAA        12,700,000        14,003,528
                                                                                     ------------
                                                                                       92,242,384

                       14 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
COLORADO--0.7%
CO HFAU RB, Rocky Mountain Adventist
Health System, 6.625%, 2/1/22                     Baa2/BB-          $ 5,000,000      $  4,819,750
-------------------------------------------------------------------------------------------------
CONNECTICUT--4.1%
Mashantucket, CT Western Pequot Tribe Special
RB, Prerefunded, Series A, 6.40%, 9/1/11(3)       Aaa/AAA             7,435,000         8,362,516
-------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special
RB, Unrefunded Balance, Series A, 6.40%,
9/1/11(3)                                         NR/BBB-             7,565,000         8,040,763
-------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RRB, Sub. Lien, Series B, 5.75%,
9/1/27(3)                                         Baa3/NR            11,900,000        11,521,223
                                                                                     ------------
                                                                                       27,924,502

-------------------------------------------------------------------------------------------------
FLORIDA--4.6%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                      NR/NR               2,755,000         2,989,230
-------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB,
Azalea Trace, Inc., 6%, 1/1/15                    NR/NR               4,000,000         4,016,600
-------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07         Aa2/AA+               750,000           910,425
-------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14           Aaa/AAA               710,000           745,138
-------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                     NR/NR               1,153,000         1,168,715
-------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29                                     Aaa/NR              1,585,000         1,766,039
-------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village
Project, Series A, 5.50%, 11/15/21                NR/BBB-             2,000,000         1,877,760
-------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village
Project, Series A, 5.50%, 11/15/29                NR/BBB-             2,250,000         2,087,662
-------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien,
Series B, MBIA Insured, Zero Coupon, 5.45%,
10/1/29(4)                                        Aaa/AAA/AAA        25,895,000         4,642,715
-------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL HF Authority RB,
Retirement Community, 5.125%, 11/15/29            NR/A-               3,130,000         2,807,422
-------------------------------------------------------------------------------------------------
Village Center CDD FL Recreational RB,
Series A, MBIA Insured, 5%, 11/1/23               Aaa/AAA/AAA         8,345,000         7,836,956
                                                                                     ------------
                                                                                       30,848,662

-------------------------------------------------------------------------------------------------
GEORGIA--2.7%
GA MEAU RRB, Project One, Series X,
MBIA Insured, 6.50%, 1/1/12                       Aaa/AAA               500,000           564,040
-------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding Bonds, Series Y,
6.50%, 1/1/17                                     A3/A               10,750,000        12,003,557
-------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding Bonds, Series Y,
MBIA Insured, 6.50%, 1/1/17                       Aaa/AAA             1,000,000         1,133,490
-------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU SWD RB, Visy
Paper Inc. Project, 7.40%, 1/1/16                 NR/NR               4,555,000         4,776,009
                                                                                     ------------
                                                                                       18,477,096


                       15 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
ILLINOIS--1.5%
IL HFAU RB, Hinsdale Hospital Project,
Escrowed to Maturity, Series C, 9.50%,
11/15/19                                          NR/AAA            $   860,000      $    943,437
-------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                     Aaa/AAA/AAA         7,500,000         9,133,875
                                                                                     ------------
                                                                                       10,077,312

-------------------------------------------------------------------------------------------------
INDIANA--4.1%
Indianapolis, IN Airport Authority RB, SPF
Federal Express Corp. Project, 7.10%,
1/15/17                                           Baa2/BBB           15,500,000        16,983,970
-------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF
United Airlines Project, Series A,
6.50%, 11/15/31                                   Baa2/BB+           10,500,000        10,984,260
                                                                                     ------------
                                                                                       27,968,230

-------------------------------------------------------------------------------------------------
KENTUCKY--0.4%
Kenton Cnty., KY AB RB, SPF Delta Airlines
Project, Series A, 6.125%, 2/1/22                 Baa3/BBB-           2,790,000         2,820,857
-------------------------------------------------------------------------------------------------
LOUISIANA--1.5%
New Orleans, LA Home Mtg. Authority SPO
Refunding Bonds, Escrowed to Maturity,
6.25%, 1/15/11                                    Aaa/NR              9,500,000        10,498,070
-------------------------------------------------------------------------------------------------
MARYLAND--0.1%
MD University Auxiliary Facilities & Tuition
System RRB, Series A, 5.90%, 2/1/03               Aa3/AA+/AA            500,000           521,535
-------------------------------------------------------------------------------------------------
MASSACHUSETTS--3.9%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11                       Aaa/AAA/AAA           430,000           455,951
-------------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37      Aaa/AAA/AAA         7,000,000         6,309,450
-------------------------------------------------------------------------------------------------
MA Water Pollution Abatement Trust RRB,
Series A, FGIC Insured, 4.75%, 2/1/26             Aaa/NR/AAA          6,500,000         5,729,425
-------------------------------------------------------------------------------------------------
MA Water Resource Authority RB,
Series A, 6.50%, 7/15/19                          A1/A+/A+           12,225,000        13,788,944
                                                                                     ------------
                                                                                       26,283,770

-------------------------------------------------------------------------------------------------
MICHIGAN--7.1%
Detroit, MI GORB, Series B, 6.25%, 4/1/09         Baa1/BBB+/A-        4,065,000         4,343,534
-------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/06        Baa1/BBB+/A-        2,000,000         2,158,500
-------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/07        Baa1/BBB+/A-          500,000           537,315
-------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RB, Prerefunded,
FGIC Insured, Inverse Floater, 7.87%,
7/1/23(2)                                         Aaa/AAA            10,100,000        11,349,875
-------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RRB, Unrefunded
Balance, FGIC Insured, Inverse Floater,
7.87%, 7/1/23(2)                                  Aaa/AAA/AAA         3,100,000         3,173,625


                       16 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
MICHIGAN (CONTINUED)
Detroit, MI Water Supply System RB,
Prerefunded, FGIC Insured, Inverse Floater,
9.22%, 7/1/22(2)                                  Aaa/AAA/AAA       $ 3,700,000      $  4,241,125
-------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB,
Unrefunded Balance, FGIC Insured,
Inverse Floater, 9.22%, 7/1/22(2)                 Aaa/AAA             1,500,000         1,704,375
-------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured,
Inverse Floater, 8.97%, 2/15/22(2)                Aaa/AAA/AAA         5,000,000         5,562,500
-------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                    NR/NR               3,650,000         3,873,928
-------------------------------------------------------------------------------------------------
Wayne Cnty., MI Special Airport Facilities RRB,
Northwest Airlines, Inc. Facilities,
Series 1995, 6.75%, 12/1/15                       NR/NR              10,460,000        11,119,085
                                                                                     ------------
                                                                                       48,063,862

-------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.1%
NH Housing FAU SFM RB, Series C,
6.90%, 7/1/19                                     Aa3/NR                940,000           986,192
-------------------------------------------------------------------------------------------------
NEW JERSEY--4.4%
Bergen Cnty., NJ Utilities WPCAU RB,
Prerefunded, Series A, FGIC Insured,
6.50%, 12/15/12(5)                                Aaa/AAA/AAA         5,600,000         6,059,536
-------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks
Project, 5.75%, 10/1/23                           NR/NR               2,255,000         2,203,000
-------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.70%, 1/1/18                                     NR/NR               1,000,000           971,110
-------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.75%, 1/1/24                                     NR/NR               1,125,000         1,082,576
-------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16              Baa1/BBB+/A-       16,150,000        18,067,328
-------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured,
6.50%, 1/1/16                                     Aaa/AAA/AAA         1,100,000         1,252,361
                                                                                     ------------
                                                                                       29,635,911

-------------------------------------------------------------------------------------------------
NEW YORK--4.9%
NYC GOB, Inverse Floater, 7.684%, 8/27/15(2)      A3/A-               3,050,000         3,194,875
-------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15        Aaa/A-/A           10,980,000        11,972,263
-------------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25                 A3/A-/A             5,000,000         5,304,150
-------------------------------------------------------------------------------------------------
NYC IDA SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/19                               A3/A/A-             6,000,000         6,184,620
-------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06        Baa1/A-             4,000,000         4,286,920
-------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08         Baa1/A-             2,000,000         2,129,400
                                                                                     ------------
                                                                                       33,072,228


                       17 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
OHIO--4.3%
Cleveland, OH PPS First Mtg. RB, Series A,
MBIA Insured, 7%, 11/15/16                        Aaa/AAA           $ 2,000,000      $  2,278,260
-------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22                                     NR/NR               2,500,000         2,443,950
-------------------------------------------------------------------------------------------------
OH Building Authority RB, Juvenile
Correctional Projects, Series A,
AMBAC Insured, 6.60%, 10/1/14                     Aaa/AAA/AAA           500,000           559,180
-------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
10.116%, 3/1/31(2)(6)                             Aaa/AAA             4,030,000         4,387,663
-------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                  NR/NR               7,800,000         8,389,602
-------------------------------------------------------------------------------------------------
OH SWD RB, USG Corporate Project,
5.65%, 3/1/33                                     Baa2/BBB           10,000,000         9,558,600
-------------------------------------------------------------------------------------------------
Summit Cnty., OH GOB, AMBAC Insured,
6.625%, 12/1/12                                   Aaa/AAA/AAA         1,200,000         1,291,860
                                                                                     ------------
                                                                                       28,909,115

-------------------------------------------------------------------------------------------------
OKLAHOMA--1.5%
Tulsa, OK Municipal Airport Trust RB,
American Airlines Project, 6.25%, 6/1/20          Baa2/BBB-           9,820,000        10,137,775
-------------------------------------------------------------------------------------------------
PENNSYLVANIA--13.0%
Allegheny Cnty., PA HDAU RRB, Villa St.
Joseph HCF, 6%, 8/15/28                           NR/NR               2,000,000         1,882,480
-------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/19(1)          NR/NR               1,250,000         1,239,325
-------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/24(1)          NR/NR               1,500,000         1,473,045
-------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27                         NR/NR              10,000,000         9,827,500
-------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                    NR/BBB-             3,000,000         3,294,990
-------------------------------------------------------------------------------------------------
PA EDFAU SWD RB, USD Corp. Project,
6%, 6/1/31                                        Baa2/BBB+          12,000,000        11,931,360
-------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater,
8.616%, 3/1/22(2)                                 Aaa/AAA/AAA        17,500,000        19,512,500
-------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13             Aaa/AAA               750,000           798,255
-------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB,
Temple University Childrens Medical,
Series A, 5.625%, 6/15/19                         NR/BBB+             1,200,000         1,119,096
-------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB,
The Philadelphia Protestant Home Project,
Series A, 6.50%, 7/1/27                           NR/NR               3,380,000         3,478,662


                       18 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)
Philadelphia, PA IDAU HCF RRB, Baptist
Home of Philadelphia, Series A, 5.50%,
11/15/18                                          NR/NR             $ 1,670,000      $  1,541,460
-------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home
of Philadelphia, Series A, 5.60%, 11/15/28        NR/NR               1,275,000         1,166,676
-------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                        Aaa/AAA/AAA        17,600,000        22,343,728
-------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10(6)          NR/NR/BB+           8,110,000         8,225,973
                                                                                     ------------
                                                                                       87,835,050

-------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.9%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16             Aaa/AAA               285,000           325,735
-------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16             Aaa/AAA             1,715,000         1,937,693
-------------------------------------------------------------------------------------------------
SC Public Service Authority RB, Santee Cooper,
Prerefunded, Series D, AMBAC Insured,
6.50%, 7/1/24                                     Aaa/AAA/AAA        10,000,000        10,821,200
                                                                                     ------------
                                                                                       13,084,628

-------------------------------------------------------------------------------------------------
TEXAS--14.8%
AAAU TX SPF RB, American Airlines, Inc.
Project, 7%, 12/1/11                              Baa2/BBB-           3,000,000         3,416,280
-------------------------------------------------------------------------------------------------
AAAU TX SPF RB, Federal Express Corp.
Project, 6.375%, 4/1/21                           Baa2/BBB           11,640,000        12,097,918
-------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.85%, 2/15/15(4)                    Aaa/AAA            15,000,000         6,464,400
-------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.89%, 2/15/14(4)                    Aaa/AAA            15,710,000         7,198,008
-------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.91%, 2/15/16(4)                    Aaa/AAA            16,240,000         6,576,713
-------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport
Facilities Improvement Corp. RB,
American Airlines, Inc., 7.25%, 11/1/30           Baa1/BBB-           8,000,000         8,629,440
-------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15                       Aa2/AA                215,000           232,849
-------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15                Aa2/AA                785,000           841,347
-------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road,
Sub. Lien, 6.75%, 8/1/14                          Aa2/AA              1,000,000         1,065,420
-------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09                 A3/A+                 995,000         1,069,715


                       19 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
TEXAS (CONTINUED)
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08                 Aaa/AAA           $   440,000      $    470,021
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded,
Series B, Inverse Floater, 8.008%, 5/15/06(2)     Aa2/AA                290,000           313,606
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded,
Series B, Inverse Floater, 8.109%, 5/15/08(2)     Aa2/AA                480,000           517,824
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded
Balance, Series B, Inverse Floater,
8.008%, 5/15/06(2)                                Aa2/AA              2,710,000         2,873,223
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded
Balance, Series B, Inverse Floater,
8.109%, 5/15/08(2)                                Aa2/AA              4,520,000         4,798,839
-------------------------------------------------------------------------------------------------
Retama, TX Development Corp. SPF RRB,
Retama Racetrack, Escrowed to Maturity,
Series A, 10%, 12/15/19                           Aaa/AAA             4,880,000         7,661,795
-------------------------------------------------------------------------------------------------
San Antonio, TX Electric & Gas RRB,
Series A, 4.50%, 2/1/21                           Aa1/AA/AA+          6,000,000         5,177,460
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 5.85%, 9/1/15(4)                     Aaa/AAA/AAA        10,000,000         4,184,400
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 5.95%, 9/1/13(4)                     Aaa/AAA/AAA         6,900,000         3,261,975
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 5.98%, 9/1/16(4)                     Aaa/AAA/AAA        39,990,000        15,720,069
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 6.39%, 9/1/14(4)                     Aaa/AAA/AAA        17,500,000         7,787,150
                                                                                     ------------
                                                                                      100,358,452

-------------------------------------------------------------------------------------------------
VERMONT--0.2%
VT HFA Home Mtg. Purchase RB,
Series A, 7.85%, 12/1/29                          A1/NR               1,330,000         1,358,861
-------------------------------------------------------------------------------------------------
VIRGINIA--4.4%
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.60%, 8/15/05(4)                         Ba1/NR              2,300,000         1,624,582
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.75%, 8/15/07(4)                         Ba1/NR              2,800,000         1,742,468


                       20 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
VIRGINIA (CONTINUED)
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.82%, 8/15/08(4)                         Ba1/NR              3,000,000      $  1,752,450
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.85%, 8/15/09(4)                         Ba1/NR              3,100,000         1,698,056
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/20(4)                                 Baa3/A/A          $25,000,000         7,491,250
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/21(4)                                 Baa3/A/A           26,300,000         7,439,218
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/22(4)                                 Baa3/A/A           29,900,000         7,983,599
                                                                                     ------------
                                                                                       29,731,623

-------------------------------------------------------------------------------------------------
WASHINGTON--3.0%
WA PP Supply System RRB, Nuclear
Project No. 1, 5.40%, 7/1/12                      Aa1/AA-/AA-        20,000,000        20,019,000
-------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.6%
WV Parkways ED & Tourism Authority RB,
FGIC Insured, Inverse Floater, 8.032%,
5/16/19(2)                                        Aaa/AAA             3,600,000         3,780,000
-------------------------------------------------------------------------------------------------
WISCONSIN--1.0%
WI Health & Educational FA RB, Sinai
Samaritan Medical Center, Inc.,
MBIA Insured, 5.75%, 8/15/16                      Aaa/AAA             6,250,000         6,375,563
-------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                           Aa2/AA                445,000           467,450
                                                                                     ------------
                                                                                        6,843,013

-------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--0.8%
Guam Housing Corp. SFM RB, Series A,
5.75%, 9/1/31                                     NR/AAA              5,595,000         5,660,517

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $653,008,490)                           101.3%      685,830,637
-------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                      (1.3)       (8,514,240)
                                                                        -------      ------------
NET ASSETS                                                                100.0%     $677,316,397
                                                                        =======      ============


                       21 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

AAAU      --Alliance Airport Authority, Inc.               IDA       --Industrial Development Agency
AB        --Airport Board                                  IDAU      --Industrial Development Authority
AIC       --Airport Improvement Corp.                      ISD       --Independent School District
BOE       --Board of Education                             MEAU      --Municipal Electric Authority
CAP       --Capital Appreciation                           MPA       --Municipal Power Agency
CD        --Commercial Development                         NYC       --New York City
CDD       --Community Development District                 NYS       --New York State
COP       --Certificates of Participation                  PP        --Public Power
DAU       --Development Authority                          PPS       --Public Power System
ED        --Economic Development                           RA        --Redevelopment Agency
EDAU      --Economic Development Authority                 RB        --Revenue Bonds
EDFAU     --Economic Development Finance Authority         RR        --Resource Recovery
FA        --Facilities Authority                           RRB       --Revenue Refunding Bonds
FAU       --Finance Authority                              SCDAU     --Statewide Communities Development Authority
GOB       --General Obligation Bonds                       SFM       --Single Family Mtg.
GORB      --General Obligation Refunding Bonds             SPAST     --Special Assessment
GORRB     --General Obligation Revenue Refunding Bonds     SPF       --Special Facilities
HCF       --Health Care Facilities                         SPO       --Special Obligations
HDAU      --Hospital Development Authority                 SWD       --Solid Waste Disposal
HEAA      --Higher Education Assistance Agency             TUAU      --Turnpike Authority
HEFAU     --Higher Educational Facilities Authority        TUCM      --Turnpike Commission
HF        --Health Facilities                              TXAL      --Tax Allocation
HFA       --Housing Finance Agency                         UDA       --Urban Development Agency
HFAU      --Health Facilities Authority                    USD       --Unified School District
HFDC      --Health Facilities Development Corp.            WPCAU     --Water Pollution Control Authority
                                                           WSS       --Water & Sewer System

1. When-issued security to be delivered and settled after July 31, 1999.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $73,050,655 or 10.79% of the Fund's net assets as of July 31, 1999.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,924,502 or 4.12% of the Fund's net assets as of July 31, 1999.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Securities with an aggregate market value of $2,623,996 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $190,490,293 or 28.12% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                       22 Oppenheimer Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES July 31, 1999 (Unaudited)

=================================================================================================
ASSETS
Investments, at value (cost $653,008,490)--see accompanying statement                $685,830,637
-------------------------------------------------------------------------------------------------
Cash                                                                                      144,423
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                7,246,911
Shares of beneficial interest sold                                                        373,373
Daily variation on futures contracts--Note 5                                              206,250
Other                                                                                       6,032
                                                                                     ------------
Total assets                                                                          693,807,626

=================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased (including $7,550,320 purchased on a
when-issued basis)--Note 1                                                             13,278,758
Dividends                                                                               1,894,440
Shares of beneficial interest redeemed                                                    792,982
Trustees' compensation--Note 1                                                            238,496
Distribution and service plan fees                                                        117,016
Shareholder reports                                                                        67,562
Transfer and shareholder servicing agent fees                                              56,496
Other                                                                                      45,479
                                                                                      -----------
Total liabilities                                                                      16,491,229

=================================================================================================
NET ASSETS                                                                           $677,316,397
                                                                                     ============

=================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                      $643,616,468
-------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                  (1,542,690)
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                1,980,630
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                              33,261,989
                                                                                     ------------
Net assets                                                                           $677,316,397
                                                                                     ============

                       23 Oppenheimer Municipal Bond Fund

=================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $568,673,426 and 56,741,261 shares of beneficial
interest outstanding)                                                                      $10.02
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                                         $10.52

-------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,021,995 and 9,001,472 shares of beneficial interest
outstanding)                                                                               $10.00

-------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,620,976 and 1,862,191 shares of beneficial interest
outstanding)                                                                               $10.00

See accompanying Notes to Financial Statements.

                       24 Oppenheimer Municipal Bond Fund

STATEMENT OF OPERATIONS For the Year Ended July 31, 1999

=================================================================================================
INVESTMENT INCOME
Interest                                                                             $ 41,078,858

=================================================================================================
EXPENSES
Management fees--Note 4                                                                 3,651,960
-------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                 1,290,905
Class B                                                                                   963,566
Class C                                                                                   168,521
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                     539,930
-------------------------------------------------------------------------------------------------
Shareholder reports                                                                       134,765
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                83,843
-------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                             65,562
-------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                40,948
-------------------------------------------------------------------------------------------------
Other                                                                                      42,650
                                                                                     ------------
Total expenses                                                                          6,982,650
Less expenses paid indirectly--Note 1                                                     (26,108)
                                                                                     ------------
Net expenses                                                                            6,956,542

=================================================================================================
NET INVESTMENT INCOME                                                                  34,122,316

=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments                                                                               795,479
Closing of futures contracts                                                            3,239,515
                                                                                     ------------
Net realized gain                                                                       4,034,994

-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                  (21,131,992)
                                                                                     ------------
Net realized and unrealized loss                                                      (17,096,998)

=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 17,025,318
                                                                                     ============

See accompanying Notes to Financial Statements.

                       25 Oppenheimer Municipal Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED JULY 31,
                                                      1999                           1998
=================================================================================================
OPERATIONS
Net investment income                                 $ 34,122,316                   $ 33,251,946
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                 4,034,994                     (3,864,299)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                           (21,131,992)                     6,481,326
                                                      ------------                   ------------
Net increase in net assets resulting
from operations                                         17,025,318                     35,868,973

=================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                (29,412,371)                   (29,581,175)
Class B                                                 (4,082,909)                    (3,825,603)
Class C                                                   (714,322)                      (457,414)

=================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                  3,343,191                     (8,655,646)
Class B                                                    748,967                      7,490,759
Class C                                                  6,304,825                      4,173,260

=================================================================================================
NET ASSETS
Total increase (decrease)                               (6,787,301)                     5,013,154
-------------------------------------------------------------------------------------------------
Beginning of period                                    684,103,698                    679,090,544
                                                      ------------                   ------------
End of period (including overdistributed net
investment income of $1,542,690 and
$1,455,404, respectively)                             $677,316,397                   $684,103,698
                                                      ============                   ============

See accompanying Notes to Financial Statements.

                       26 Oppenheimer Municipal Bond Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             -------------------------------------------------------------------------------
                                             YEAR ENDED JULY 31,                                      YEAR ENDED DECEMBER 31,
                                             1999       1998           1997           1996(1)         1995             1994
===============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $10.27     $10.24         $ 9.74         $9.98           $8.93            $10.44
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .52        .51            .55           .32             .54               .57
Net realized and unrealized gain (loss)        (.25)       .04            .49          (.25)           1.06             (1.52)
                                             ------     ------         ------        ------          ------            ------
Total income (loss) from
investment operations                           .27        .55           1.04           .07            1.60              (.95)

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from
net investment income                          (.52)      (.52)          (.54)         (.31)           (.54)             (.56)
Dividends in excess of
net investment income                            --         --             --            --            (.01)               --
                                             ------     ------         ------        ------          ------            ------
Total dividends and
distributions to shareholders                  (.52)      (.52)          (.54)         (.31)           (.55)             (.56)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.02     $10.27         $10.24         $9.74           $9.98            $ 8.93
                                             ======     ======         ======         ======          =====            ======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            2.57%      5.55%         10.97%         0.77%         18.28%             (9.19)%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                             $568,673   $579,570       $586,546      $590,299       $634,473           $541,161
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                             $587,197   $581,630       $582,624      $606,509       $569,859           $582,038
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          5.00%      5.00%          5.55%         5.58%          5.65%              5.94%
Expenses                                       0.87%      0.87%(4)       0.87%(4)      0.92%(4)       0.88%(4)           0.88%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       18%        21%            24%           24%            25%                22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $145,629,048 and $121,967,453, respectively.

                       27 Oppenheimer Municipal Bond Fund

                                            CLASS B
                                            --------------------------------------------------------------------------------
                                            YEAR ENDED JULY 31,                                       YEAR ENDED DECEMBER 31,
                                            1999        1998           1997           1996(1)         1995            1994
=============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period        $10.25      $10.22         $ 9.73         $9.96           $8.92            $10.43
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .44         .43            .47           .27             .47               .50
Net realized and
unrealized gain (loss)                        (.25)        .04            .48          (.23)           1.05             (1.52)
                                            -------     ------         ------        ------          ------            ------
Total income (loss) from
investment operations                          .19         .47            .95           .04            1.52             (1.02)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from
net investment income                          (.44)      (.44)          (.46)         (.27)           (.47)             (.49)
Dividends in excess of
net investment income                            --         --             --            --            (.01)               --
                                            -------     ------         ------        ------          ------            ------
Total dividends and
distributions to shareholders                  (.44)      (.44)          (.46)         (.27)           (.48)             (.49)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.00     $10.25         $10.22         $9.73           $9.96            $ 8.92
                                            =======     ======         ======         =====           =====            ======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            1.78%      4.75%         10.05%         0.43%          17.30%            (9.91)%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $90,022    $91,677        $83,897       $74,055         $72,488           $53,245
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                              $96,352    $88,531        $77,881       $73,047         $63,669           $46,548
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          4.22%      4.21%          4.76%         4.79%            4.84%            5.11%
Expenses                                       1.65%      1.65%(4)       1.65%(4)      1.70%(4)         1.68%(4)         1.69%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       18%        21%            24%           24%              25%              22%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $145,629,048 and $121,967,453, respectively.

                       28 Oppenheimer Municipal Bond Fund


                                            CLASS C
                                            ------------------------------------------------------------------
                                                                                                      PERIOD
                                                                                                      ENDED
                                             YEAR ENDED JULY 31,                                      DEC. 31,
                                             1999       1998           1997           1996(1)         1995(6)
==============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $10.25     $10.22         $ 9.73         $9.96           $9.58
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .44        .43            .46           .27             .15
Net realized and unrealized gain (loss)        (.25)       .04            .49          (.23)            .39
                                             ------     ------         ------        ------          ------
Total income (loss) from
investment operations                           .19        .47            .95           .04             .54
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.44)      (.44)          (.46)         (.27)           (.15)
Dividends in excess of
net investment income                            --         --             --            --            (.01)
                                             ------     ------         ------        ------          ------
Total dividends and
distributions to shareholders                  (.44)      (.44)          (.46)         (.27)           (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.00     $10.25         $10.22         $9.73           $9.96
                                             ======     ======         ======         =====           =====

===========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            1.78%      4.75%         10.03%         0.40%           5.64%

===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $18,621    $12,857         $8,648        $4,210          $1,975
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $16,868    $10,655         $5,724        $3,105          $1,506
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          4.22%      4.30%          4.72%         4.72%           4.49%
Expenses                                       1.65%      1.64%(4)       1.67%(4)      1.75%(4)        1.64%(4)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       18%        21%            24%           24%             25%
-----------------------------------------------------------------------------------------------------------

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $145,629,048 and $121,967,453, respectively.

6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                       29 Oppenheimer Municipal Bond Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                       30 Oppenheimer Municipal Bond Fund

================================================================================
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $7,550,320.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $4,456 was made for the Fund's projected benefit obligations and payments of $18,457 were made to retired trustees, resulting in an accumulated liability of $235,370 as of July 31, 1999.

                    The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

                       31 Oppenheimer Municipal Bond Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of the trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                       32 Oppenheimer Municipal Bond Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED JULY 31, 1999                YEAR ENDED JULY 31, 1998
                                         -------------------------------         --------------------------------
                                         SHARES            AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      14,899,854       $ 154,002,934           7,539,023       $   77,439,740
Dividends and/or
distributions reinvested                   1,840,869          19,006,893           1,883,571           19,274,883
Redeemed                                 (16,420,114)       (169,666,636)        (10,278,245)        (105,370,269)
                                         -----------       -------------         -----------       --------------
Net increase (decrease)                      320,609       $   3,343,191            (855,651)      $   (8,655,646)
                                         ===========       =============         ===========       ==============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       2,590,055       $  26,762,743           2,062,272       $   21,072,590
Dividends and/or
distributions reinvested                     246,696           2,542,377             230,245            2,351,819
Redeemed                                  (2,778,452)        (28,556,153)         (1,556,731)         (15,933,650)
                                         -----------       -------------         -----------       --------------
Net increase                                  58,299       $     748,967             735,786       $    7,490,759
                                         ===========       =============         ===========       ==============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       1,026,290       $  10,616,838             679,752       $    6,954,811
Dividends and/or
distributions reinvested                      49,362             508,501              30,969              316,430
Redeemed                                    (467,899)         (4,820,514)           (302,537)          (3,097,981)
                                         -----------       -------------         -----------       --------------
Net increase                                 607,753       $   6,304,825             408,184       $    4,173,260
                                         ===========       =============         ===========       ==============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of July 31, 1999, net unrealized appreciation on securities of $32,822,147 was composed of gross appreciation of $36,674,948, and gross depreciation of $3,852,801.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended July 31, 1999 was 0.52% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                       33 Oppenheimer Municipal Bond Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A
                       AGGREGATE         FRONT-END         COMMISSIONS ON      COMMISSIONS ON    COMMISSIONS ON
                       FRONT-END SALES   SALES CHARGES     CLASS A SHARES      CLASS B SHARES    CLASS C SHARES
YEAR                   CHARGES ON        RETAINED BY       ADVANCED BY         ADVANCED BY       ADVANCED BY
ENDED                  CLASS A SHARES    DISTRIBUTOR       DISTRIBUTOR(1)      DISTRIBUTOR(1)    DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------
July 31, 1999          $801,669          $216,077          $65,289             $707,523                 $71,786

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                            CLASS A                        CLASS B                          CLASS C
                            CONTINGENT DEFERRED            CONTINGENT DEFERRED              CONTINGENT DEFERRED
YEAR                        SALES CHARGES                  SALES CHARGES                    SALES CHARGES
ENDED                       RETAINED BY DISTRIBUTOR        RETAINED BY DISTRIBUTOR          RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
July 31, 1999               $1,578                         $291,023                                          $8,384

                    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $1,290,905, all of which was paid by the Distributor to recipients. That included $109,431 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                       34 Oppenheimer Municipal Bond Fund

================================================================================
The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

                    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

                                                                                               DISTRIBUTOR'S
                                                                  DISTRIBUTOR'S AGGREGATE      UNREIMBURSED
                        TOTAL PAYMENTS       AMOUNT RETAINED      UNREIMBURSED EXPENSES        EXPENSES AS % OF
CLASS                   UNDER PLAN           BY DISTRIBUTOR       UNDER PLAN                   NET ASSETS OF CLASS
------------------------------------------------------------------------------------------------------------------
Class B Plan            $963,566             $766,109             $2,234,595                                  2.48%
------------------------------------------------------------------------------------------------------------------
Class C Plan            $168,521             $ 97,752             $  223,243                                  1.20%

==================================================================================================================

5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

                    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

                       35 Oppenheimer Municipal Bond Fund

================================================================================
5. FUTURES CONTRACTS (CONTINUED)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                                         EXPIRATION          NUMBER OF           VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION                     DATE                CONTRACTS           JULY 31, 1999       APPRECIATION
-----------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds                      9/21/99             600                 $68,981,250             $439,842

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of July 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of July 31, 1999, was $12,613,636, which represents 1.86% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                    The Fund had no borrowings outstanding during the year ended July 31, 1999.

                       36 Oppenheimer Municipal Bond Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Municipal Bond Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 20, 1999

                       37 Oppenheimer Municipal Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    None of the dividends paid by the Fund during the fiscal year ended July 31, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                       38 Oppenheimer Municipal Bond Fund

OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of
                                    Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Phillip A. Griffiths, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Robert E. Patterson, Vice President
                                  Andrew J. Donohue, Secretary
                                  Brian W. Wixted, Treasurer
                                  Robert G. Zack, Assistant Secretary
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                      Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS              KPMG LLP

================================================================================
LEGAL COUNSEL                     Mayer, Brown & Platt

                                  This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus.

                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                       39 Oppenheimer Municipal Bond Fund

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

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INTERNET
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TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services,
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[OPPENHEIMERFUNDS LOGO]

RA0310.001.0799  September 29, 1999